UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2004

GLOBAL IMAGING SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-24373	59-3247752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3820 Northdale Blvd., Suite 200A, Tampa, FL 33624

(Address of principal executive offices and zip code)

(813) 960-5508

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On May 13, 2004, Global Imaging Systems, Inc. (“Global”) filed a Current Report on Form 8-K (the “Form 8-K”) with respect to its acquisition of all of the stock of Imagine Technology Group, Inc. On July 8, 2004, Global filed an amendment to the Form 8-K that, among other things, amended and restated Item 7 of the Form 8-K. By this amendment to the Form 8-K, Global is amending and restating what was “(c) Exhibits” of “Item 7. Financial Statements, Pro Forma Financial Information and Exhibits” in the Form 8-K, as amended, to include the following under Item 9.01(c), as required by the new Form 8-K rules that became effective August 23, 2004.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit	Description of Exhibit

10.1	Stock Purchase Agreement, dated April 5, 2004, by and among Global Imaging Systems, Inc., ITG Acquisition I Corporation, Imagine Technology Group, Inc. and Imagine Technology Group, LLC, together with its members. (Portions of this exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.)

23.1	Consent of Independent Registered Accounting Firm (incorporated by reference to Exhibit 23.1 to Global’s Current Report on Form 8K/A as filed with the SEC on July 8, 2004).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2004	GLOBAL IMAGING SYSTEMS, INC.

	By:	/s/ RAYMOND SCHILLING
Raymond Schilling
Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit	Description of Exhibit

10.1	Stock Purchase Agreement, dated April 5, 2004, by and among Global Imaging Systems, Inc., ITG Acquisition I Corporation, Imagine Technology Group, Inc. and Imagine Technology Group, LLC, together with its members. (Portions of this exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.)

23.1	Consent of Independent Registered Public Accounting Firm (incorporated by reference to Exhibit 23.1 to Global’s Current Report on Form 8-K/A as filed with the SEC on July 8, 2004).